POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Charles J. Kleman, Michael J. Kincaid

and Gary I. Teblum, signing singly, the undersigned's true

and lawful attorney-in-fact to: (1)execute for and on behalf of the undersigned, in the undersigned's capacity as an officer

and/or  director of Chico's FAS, Inc. (the "Company"),

Forms 3, 4 and 5 in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules thereunder, (

2)do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete

and execute any such Form 3, 4, or 5 and timely file such

form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and (3)take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned,

it being understood that the documents executed by such

attorney-in-fact on behalf of the undersigned pursuant to this power of attorney shall be in such form and shall contain

such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact

full power and authority to do and perform any and every

act and thing whatsoever requisite, necessary, or proper to

be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming

ll that each such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the rights

and powers herein granted.  The undersigned acknowledges

that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor

is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to

each of the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this

Power of Attorney to be executed effective as of the

11th day of April 2005.

/s/ Charles L. Nesbit, Jr.